ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                                                                   MARCH 3, 2000

                      STRUCTURAL AND COLLATERAL TERM SHEET
                       $802,144,000 (APPROXIMATE BALANCE)
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C1

APPROXIMATE SECURITIES STRUCTURE:
---------------------------------


                               APPROXIMATE       EXPECTED CREDIT          EXPECTED          EXPECTED
           EXPECTED RATING    FACE/NOTIONAL         SUPPORT         WEIGHTED AVERAGE        PAYMENT
CLASS (a)   MOODY'S/FITCH      AMOUNT (MM)        (% OF UPB)         LIFE (YEARS) (b)        WINDOW
---------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 X (c)        Aaa/AAA            $886.4              N/A                   9.12            4/00 - 1/15
 A1           Aaa/AAA             125.9             24.75                  5.71            4/00 - 5/09
 A2           Aaa/AAA             541.1             24.75                  9.57            5/09 - 12/9
 B            Aa2/AA               37.7             20.50                  9.81           12/09 - 1/10
 C             A2/A                42.1             15.75                  9.83            1/10 - 1/10
 D             A3/A-                8.9             14.75                  9.83            1/10 - 1/10
 E           Baa2/BBB              31.0             11.25                  9.83            1/10 - 1/10
 F           Baa3/BBB-             15.5              9.50                  9.83            1/10 - 1/10

PRIVATELY OFFERED CLASSES (d)
---------------------------------------------------------------------------------------------------------
 G
 H
 J
 K
 L
 M
 N
   TOTAL SECURITIES:             $886.4
---------------------------------------------------------------------------------------------------------

(a) Class A1 is expected to have a fixed pass-through rate. Classes A2 through E are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Class F is expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c) Notional amount on interest only class.
(d) Not offered hereby.

KEY FEATURES:
-------------
Lead Managers:              Goldman, Sachs & Co.
                            Deutsche Banc Alex. Brown
Selling Group:              Newman and Associates, Inc.
Mortgage Loan Sellers:      GMAC Commercial Mortgage
                            Corporation (45.85%)
                            Archon Financial, L.P. (GSMC) (34.55%)
                            German American Capital Corporation (DB) (19.60%)
Master Servicer:            GMAC Commercial Mortgage Corporation
Special Servicer:           GMAC Commercial Mortgage Corporation
Trustee:                    LaSalle Bank National Association
Launch:                     March 8, 2000
Pricing:                    March 9, 2000
Closing:                    March 16, 2000
Cut-Off Date:               March 1st, 5th and 10th
Distribution Date:          15th of each month, or following business day
                            (commencing April 17, 2000)
Payment Delay:              14 days
ERISA Eligible:             Classes A1, A2 and X are expected to be ERISA
                            eligible subject to certain conditions for
                            eligibility.
SMMEA Eligible:             Classes A1, A2, B and X are expected to be SMMEA
                            securities upon issuance.
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution
Date:                       TBD
Clean up Call:              1.0%
Minimum Denominations:      Publicly Offered Classes: $25,000 & $1; Class X
                            $1,000,000 Notional Amount & $1.
Delivery:                   DTC

--------------------------------------------------------------------------------

COLLATERAL FACTS:
-----------------
Initial Pool Balance:                                          $886,350,652
Number of Mortgage Loans:                                               137
Number of Mortgaged Properties:                                         179
Average Cut-Off Date Balance:                                    $6,469,713
Weighted Average Current Mortgage Rate:                              8.338%
Weighted Average U/W DSCR (a):                                        1.36x
Weighted Average Cut-Off Date LTV Ratio (a):                         69.20%
Weighted  Average   Remaining  Term  to  Maturity (months):    115.0 months
Weighted  Average  Remaining   Amortization  Term (months):    341.9 months
Weighted Average Seasoning (months):                            4.41 months
Balloon Loans as % of Total (b):                                     99.64%
Single Largest Loan as % of Total:                                    5.47%
Five Largest Loans as % of Total:                                    21.60%
Ten Largest Loans as % of Total:                                     32.02%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes 11 ARD loans totaling $124.1 mm and 14.0% of the pool Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS
-----------------------------

                                         CURRENT     % BY
LOAN                                     BALANCE      UPB      LTV     DSCR     PROPERTY TYPE
-------------------------------------------------------------------------------------------------
80 Lafayette Street                   $48,443,653     5.47%   66.27%   1.29x    Multifamily
Equity Inns Portfolio                  48,129,553     5.43    48.95    1.90     Lodging
First Union Tower                      36,959,753     4.17    67.82    1.34     Office
World Savings Center                   29,425,174     3.32    61.95    1.47     Office
Freeman Webb Portfolio                 28,500,000     3.22    78.49    1.20     Multifamily
Minnesota Industrial Venture (a)       26,942,535     3.04    78.65    1.25     Industrial/Office
Vista Way Apartments                   18,904,581     2.13    79.77    1.20     Multifamily
Citation Club on Palmer Ranch          17,050,000     1.92    74.13    1.21     Multifamily
Maverick Creek Villas                  14,871,558     1.68    70.15    1.24     Multifamily
Boardwalk Shopping Center              14,600,000     1.65    69.86    1.43     Retail
                                       ----------     ----    -----    ----
TOTAL/WTD. AVG.                      $283,826,807    32.02%   67.25%   1.40X
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(a) Includes $22.97 million Minnesota Industrial Venture and $3.97 million related sponsor loan.

SELECTED LOAN DATA:
-------------------

                    NUMBER OF             CUT-OFF DATE BALANCE
  GEOGRAPHIC        MORTGAGED   ---------------------------------------
  DISTRIBUTION     PROPERTIES       (MM)    % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------------
 New York              17         $112.1      12.65%       1.36x
 California            13          104.2      11.76        1.38
 Texas                 22           90.9      10.25        1.37
 Florida               15           82.0       9.26        1.26
 Minnesota             18           52.2       5.89        1.28
 Other (a)             94          444.9      50.19        1.38
                     ----        -------    -------        ----
 TOTAL/WTD. AVG.      179         $886.4     100.00%       1.36X
-----------------------------------------------------------------------


                    NUMBER OF          CUT-OFF DATE BALANCE
                    MORTGAGED   ------------------------------------
 PROPERTY TYPE     PROPERTIES     (MM)    % BY UPB   WTD. AVG. DSCR
--------------------------------------------------------------------
 Multifamily           40        $290.9      32.82%        1.31x
 Office                35         213.5      24.08         1.38
 Retail                37         158.3      17.86         1.31
 Industrial            35         132.1      14.90         1.30
 Lodging               23          61.2       6.90         1.84
 Mixed Use              4          20.3       2.29         1.28
 Mobile Home Park       2           5.1       0.58         1.21
 Special Purpose        3           5.0       0.56         1.27
                     ----       -------    -------         ----
 TOTAL/WTD. AVG.      179        $886.4     100.00%        1.36X
--------------------------------------------------------------------


                            NUMBER OF        CUT-OFF DATE BALANCE
PREPAYMENT                  MORTGAGED   ------------------------------------
RESTRICTIONS                  LOANS       (MM)    % BY UPB    WTD. AVG. DSCR
----------------------------------------------------------------------------
Lockout/Defeasance             135       $884.9     99.84%        1.36x
Lockout/Greater YM or 1%         1          1.0      0.11         1.17
Lockout/Declining Fee            1          0.4      0.05         1.32
                               ---       ------    ------         ----
TOTAL/WTD. AVG.                137       $886.4    100.00%        1.36X
----------------------------------------------------------------------------
(a) Includes 28 states and the U.S Virgin Islands.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

o    For purposes of calculating principal distributions of the Certificates:

     -- Available principal will be allocated sequentially to the class A1, A2, B, C, D, E, F, G, H, J, K, L, M and N certificates.

     -- In case the principal balance of the Class N, M, L, K, J, H, G, F, E, D, C, B, in that order, have been reduced to zero due to the allocation of principal losses, then A1 and A2 will be allocated principal pro rata.

o Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the class A1 and A2 certificates each month.

o Each Class will be subordinate to the Class A1, A2, and X and to each Class with an earlier alphabetic designation than such Class. Each of the Class A1, A2, and X Certificates will be of equal priority.

o    All Classes will pay interest on a 30/360 basis.

o Principal Losses will be allocated in reverse alphabetical order to Class N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2.

o The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

o Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (A)
--------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:
-----------------------------------

Prepayment premiums and yield maintenance amounts with respect to all loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

   o A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

         ------------------------------------------------------------------
          Prepayment               (Pass-Through Rate - Discount Rate )
          Premium Allocation  =  ---------------------------------------
          Percentage               (Mortgage Rate - Discount Rate)
         ------------------------------------------------------------------

   o The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

   o In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

Allocation of Prepayment Premiums Example
-----------------------------------------

Discount Rate Fraction Methodology:
Mortgage Rate                                        =  8%
Bond Class Rate                                      =  6%
Treasury Rate                                        =  5%
% of Principal Distributed to Class                  =  100%

BOND CLASS ALLOCATION                        CLASS X ALLOCATION
--------------------------------------------------------------------------------
 6% - 5% x 100%
 -------        = 33 1/3%          Receives excess premiums = 66 2/3% thereof
 8% - 5%
--------------------------------------------------------------------------------

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (A) (B)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                 MARCH         MARCH        MARCH         MARCH        MARCH         MARCH        MARCH         MARCH
RESTRICTIONS                2000         2001          2002         2003          2004         2005          2006         2007
------------------------------------------------------------------------------------------------------------------------------------
Locked out                 100.00%      100.00%       100.00%        6.88%         0.14%        0.09%         0.09%        0.08%
Defeasance                   0.00         0.00          0.00        93.12         99.86        99.86         99.86        99.87
Yield Maintenance            0.00         0.00          0.00         0.00          0.00         0.05          0.05         0.05
3.00 - 3.99%                 0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
2.00 - 2.99%                 0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
1.00 - 1.99%                 0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Open                         0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%
UPB ($MM)                  886.35       879.88        872.61       864.46        855.80       831.58        821.11       803.74
% OF INITIAL UPB           100.00%       99.27%        98.45%       97.53%        96.55%       93.82         92.64        90.68
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                 MARCH         MARCH        MARCH         MARCH        MARCH         MARCH        MARCH
RESTRICTIONS                2008         2009          2010         2011          2012         2013          2014
------------------------------------------------------------------------------------------------------------------------------------
Locked out                   0.08%        0.07%         0.00%        0.00%         0.00%        0.00%         0.00%
Defeasance                  99.88        98.65         98.59        70.07         70.75        72.25         77.99
Yield Maintenance            0.05         0.05          0.00         0.00          0.00         0.00          0.00
3.00 - 3.99%                 0.00         0.00          1.41         0.00          0.00         0.00          0.00
2.00 - 2.99%                 0.00         0.00          0.00        29.93          0.00         0.00          0.00
1.00 - 1.99%                 0.00         0.00          0.00         0.00         29.25        27.75          0.00
------------------------------------------------------------------------------------------------------------------------------------
Open                         0.00         1.23          0.00         0.00          0.00         0.00         22.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%
UPB ($MM)                  791.61       763.60         32.06         1.22          0.93         0.62          0.27
% OF INITIAL UPB            89.31        86.15          3.62         0.14          0.11         0.07%         0.03%
------------------------------------------------------------------------------------------------------------------------------------

(a) Table calculated using modeling assumptions.
(b) Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)
       (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD
         MAINTENANCE AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)
         0% CPR        25% CPR        50% CPR        75% CPR        100% CPR
--------------------------------------------------------------------------------
A1         5.71           5.70           5.70           5.69           5.65
A2         9.57           9.56           9.55           9.53           9.37
B          9.81           9.79           9.76           9.75           9.58
C          9.83           9.83           9.83           9.81           9.61
D          9.83           9.83           9.83           9.83           9.66
E          9.83           9.83           9.83           9.83           9.66
F          9.83           9.83           9.83           9.83           9.73
--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------


                                                                                                               WEIGHTED
                                                       PERCENTAGE                                               AVERAGE    WEIGHTED
                                                           OF                                     WEIGHTED     REMAINING   AVERAGE
                         NUMBER OF                     AGGREGATE                      WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE   MORTGAGE    CUT-OFF DATE       CUT-OFF     AVERAGE CUT-OFF    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 BALANCES                  LOANS        BALANCE       DATE BALANCE   DATE BALANCE       DSCR        RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
   $434,534 - 499,999         1          $434,534         0.05%        $434,534         1.32x       9.625%      113.0        62.08%
    500,000 - 999,999         2         1,930,298         0.22          965,149         1.30        8.956       145.6        58.97
  1,000,000 - 1,999,999      17        26,389,365         2.98        1,552,316         1.37        8.547       117.1        67.06
  2,000,000 - 2,999,999      24        59,172,886         6.68        2,465,537         1.33        8.404       118.7        72.32
  3,000,000 - 3,999,999      21        73,894,278         8.34        3,518,775         1.38        8.421       116.4        68.53
  4,000,000 - 4,999,999      18        81,501,713         9.20        4,527,873         1.30        8.361       114.7        70.82
  5,000,000 - 5,999,999       8        43,125,968         4.87        5,390,746         1.38        8.098       115.2        67.88
  6,000,000 - 6,999,999       9        58,252,364         6.57        6,472,485         1.52        8.600       111.7        67.64
  7,000,000 - 7,999,999       3        21,388,711         2.41        7,129,570         1.30        8.623       116.3        72.18
  8,000,000 - 8,999,999      11        92,387,044        10.42        8,398,822         1.33        8.223       115.2        71.19
  9,000,000 - 9,999,999       2        19,232,254         2.17        9,616,127         1.32        8.474       114.0        71.24
 10,000,000 - 11,999,999      7        78,791,259         8.89       11,255,894         1.33        8.354       114.3        68.43
 12,000,000 - 13,999,999      4        51,898,287         5.86       12,974,572         1.23        8.456       117.0        74.43
 14,000,000 - 16,999,999      2        29,471,558         3.33       14,735,779         1.33        8.118        88.8        70.01
 17,000,000 - 19,999,999      2        35,954,581         4.06       17,977,290         1.20        7.919       115.5        77.10
 20,000,000 - 24,999,999      1        22,972,361         2.59       22,972,361         1.25        8.550       118.0        78.94
$25,000,000 - 49,999,999      5       189,553,191        21.39       37,910,638         1.46        8.271       117.1        63.58
                            ---      ------------       ------       ----------         ----        -----       -----        -----
TOTAL/WTD. AVG.             137      $886,350,652       100.00%      $6,469,713         1.36X       8.338%      115.0        69.20%
                        ===========================================================================================================

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (A)
--------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED    REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                     WEIGHTED      AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF   AVERAGE      MORTGAGE     MATURITY     DATE LTV
PROPERTY STATE        PROPERTIES     BALANCE        BALANCE       DATE BALANCE      DSCR         RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
New York                 17      $112,116,525       12.65%        $6,595,090        1.36x        8.270%       115.6        64.82%
California               13       104,230,421       11.76          8,017,725        1.38         8.203        119.4        66.90
Texas                    22        90,858,492       10.25          4,129,931        1.37         8.458        108.4        68.94
Florida                  15        82,046,915        9.26          5,469,794        1.26         8.235        113.3        74.24
Minnesota                18        52,198,112        5.89          2,899,895        1.28         8.546        116.9        75.90
Maryland                  5        52,093,556        5.88         10,418,711        1.57         8.786        117.0        64.29
New Jersey                8        39,439,075        4.45          4,929,884        1.45         8.269        113.2        67.76
Michigan                  6        33,652,307        3.80          5,608,718        1.25         8.477        115.6        73.88
Tennessee                 5        32,572,806        3.67          6,514,561        1.29         7.810        114.6        74.83
Georgia                   6        29,079,438        3.28          4,846,573        1.26         8.306        115.0        72.46
Arizona                   7        23,281,205        2.63          3,325,886        1.45         8.277        114.8        65.68
Pennsylvania              6        22,470,680        2.54          3,745,113        1.25         8.406        114.5        74.31
Illinois                  3        22,305,288        2.52          7,435,096        1.49         8.393        114.7        67.22
Colorado                  4        22,044,005        2.49          5,511,001        1.38         8.451        116.4        67.14
Ohio                      6        19,874,912        2.24          3,312,485        1.41         8.298        116.5        69.96
Delaware                  2        17,048,924        1.92          8,524,462        1.33         7.844        115.6        78.77
North Carolina            3        15,442,354        1.74          5,147,451        1.25         8.086        114.5        71.76
Massachusetts             2        14,378,390        1.62          7,189,195        1.31         8.732        116.9        70.21
Virginia                  5        12,050,559        1.36          2,410,112        1.54         8.386        116.7        66.92
Virgin Islands            2        11,955,484        1.35          5,977,742        1.30         9.010        116.0        59.87
South Carolina            1        11,373,287        1.28         11,373,287        1.24         8.250        116.0        77.24
Connecticut               2        10,102,735        1.14          5,051,368        1.26         8.398        116.3        70.46
Nevada                    2         9,936,797        1.12          4,968,399        1.25         8.237        114.8        78.87
Washington                2         7,707,131        0.87          3,853,566        1.29         8.151        115.9        61.95
Oregon                    2         7,553,473        0.85          3,776,737        1.84         8.480        114.4        51.73
New Hampshire             2         5,719,458        0.65          2,859,729        1.30         8.089        114.3        73.74
Indiana                   2         4,695,070        0.53          2,347,535        1.51         8.227        113.2        61.00
West Virginia             2         4,375,398        0.49          2,187,699        1.52         8.586        115.2        63.87
Kansas                    2         3,968,629        0.45          1,984,315        1.90         8.370        112.0        49.20
Alaska                    1         3,688,040        0.42          3,688,040        1.37         8.480        114.0        60.46
Iowa                      3         3,073,949        0.35          1,024,650        1.22         7.911        114.9        72.58
Missouri                  1         1,795,805        0.20          1,795,805        1.90         8.370        112.0        49.20
Mississippi               1         1,775,000        0.20          1,775,000        1.07         8.390        118.0        65.63
Idaho                     1         1,446,431        0.16          1,446,431        1.36         8.040        116.0        71.43
                        ---      ------------       ------        ----------        -----        ------       -----        ------
TOTAL/WTD. AVG.         179      $886,350,652       100.0%        $4,951,680        1.36X        8.338%       115.0        69.20%
                     ===============================================================================================================


--------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
--------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

WA                   0.87%              OR                   0.85%
ID                   0.16%              NV                   1.12%
CA                  11.76%              AK                   0.42%
AZ                   2.63%              CO                   2.49%
KS                   0.45%              TX                  10.25%
MN                   5.89%              IO                   0.35%
MO                   0.20%              IL                   2.52%
MS                   0.20%              MI                   3.80%
IN                   0.53%              TN                   3.67%
OH                   2.24%              WV                   0.49%
NY                  12.65%              PA                   2.54%
VA                   1.36%              NC                   1.74%
SC                   1.28%              GA                   3.28%
FL                   9.26%              NH                   0.65%
MA                   1.62%              CT                   1.14%
NJ                   4.45%              DE                   1.92%
MD                   5.88%              U.S. Virgin Islands  1.35%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

Other (a)           36.07%
New York            12.65%
California          11.76%
Texas               10.25%
Florida              9.26%
Minnesota            5.89%
Maryland             5.88%
New Jersey           4.45%
Michigan             3.80%
(a) includes 25 states and the U.S. Virgin Islands

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF  CUT-OFF DATE     OF AGGREGATE                    WEIGHTED       AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    BALANCE        CUT-OFF DATE     AVERAGE         AVERAGE      MORTGAGE      MATURITY     DATE LTV
PROPERTY TYPE         PROPERTIES   BALANCE           BALANCE     CUT-OFF DATE       DSCR          RATE         (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Multifamily             40       $290,934,812         32.82%    $7,273,370          1.31x         8.011%     115.7          73.17%
Office                  35        213,476,252         24.08      6,099,321          1.38          8.398      116.2          66.28
Retail                  37        158,312,596         17.86      4,278,719          1.31          8.649      111.3          69.07
Industrial              35        132,092,589         14.90      3,774,074          1.30          8.452      116.4          72.74
Lodging                 23         61,174,378          6.90      2,659,756          1.84          8.545      112.7          51.71
Mixed Use                4         20,271,784          2.29      5,067,946          1.28          8.601      115.6          71.70
Mobile Home Park         2          5,108,120          0.58      2,554,060          1.21          8.300      117.0          78.09
Special Purpose          3          4,980,121          0.56      1,660,040          1.27          8.379      127.9          68.74
                         ---     ------------          ------   ----------          ----          -----      -----          -----
TOTAL/WTD. AVG.          179     $886,350,652        100.00%    $4,951,680          1.36X         8.338%     115.0          69.20%
                      ==============================================================================================================

--------------------------------------------------------------------------------


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

Other              3.43%
Multifamily       32.82%
Office            24.08%
Retail            17.86%
Industrial        14.90%
Lodging            6.90%



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE       WEIGHTED
                                               PERCENTAGE                                    WEIGHTED      REMAINING       AVERAGE
RANGE OF DEBT     NUMBER OF                   OF AGGREGATE      AVERAGE       WEIGHTED       AVERAGE        TERM TO        CUT-OFF
SERVICE           MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE       MORTGAGE      MATURITY       DATE LTV
COVERAGE RATIOS     LOANS         BALANCE        BALANCE        BALANCE         DSCR           RATE          (MOS)          RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.10            2        $5,735,682         0.65%     $2,867,841         1.09x          8.466%        114.5           71.91%
1.11 - 1.20           16       132,507,175        14.95       8,281,698          1.19         8.175          115.9          77.62
1.21 - 1.30           64       393,935,889        44.44       6,155,248          1.25         8.325          115.7          72.09
1.31 - 1.40           27       152,965,666        17.26       5,665,395          1.35         8.572          116.3          68.73
1.41 - 1.50           13        90,649,425        10.23       6,973,033          1.45         8.261          110.0          66.69
1.51 - 1.60            3        13,878,955         1.57       4,626,318          1.55         8.503          116.3          63.95
1.61 - 1.70            2        14,573,353         1.64       7,286,676          1.66         8.784          117.2          48.87
1.71 - 1.80            1         2,300,000         0.26       2,300,000          1.71         8.730          120.0          57.50
1.81 - 1.90            6        67,935,216         7.66      11,322,536          1.89         8.198          112.2          50.05
2.21 - 2.30            1         3,994,697         0.45       3,994,697          2.27         8.070          118.0          48.72
2.51 - 3.17            2         7,874,596         0.89       3,937,298          3.06         8.088          114.6          45.63
                     ---      ------------       ------      ----------          ----         -----          -----           -----
TOTAL/WTD. AVG.      137      $886,350,652       100.00%     $6,469,713          1.36X        8.338%         115.0           69.20%
                ==================================================================================================================


--------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                              AVERAGE    WEIGHTED
                        NUMBER                      PERCENTAGE                                   WEIGHTED    REMAINING    AVERAGE
                          OF                        OF AGGREGATE      AVERAGE                    AVERAGE      TERM TO     CUT-OFF
RANGE OF CUT-OFF  DATE  MORTGAGE    CUT-OFF DATE   CUT-OFF DATE    CUT-OFF DATE     WEIGHTED     MORTGAGE    MATURITY    DATE LTV
LOAN-TO-VALUE RATIOS      LOANS       BALANCE         BALANCE        BALANCE      AVERAGE DSCR     RATE        (MOS)       RATIO
----------------------------------------------------------------------------------------------------------------------------------
30.1 - 50.0                8       $81,845,184          9.23%     $10,230,648         1.97x        8.332%       113.7      48.17%
50.1 - 60.0               12        52,143,373          5.88        4,345,281         1.49         8.631        118.9      57.60
60.1 - 65.0               15       101,300,658         11.43        6,753,377         1.38         8.331        118.2      62.94
65.1 - 70.0               22       170,313,407         19.22        7,741,519         1.32         8.490        111.8      67.33
70.1 - 75.0               38       197,920,241         22.33        5,208,427         1.27         8.375        114.3      72.79
75.1 - 80.0               40       277,668,728         31.33        6,941,718         1.24         8.167        116.0      78.25
80.1 - 85.0                2         5,159,060          0.58        2,579,530         1.19         8.407        116.7      80.62
                         ---      ------------        ------       ----------         ----         -----        -----      -----
TOTAL/WTD. AVG.          137      $886,350,652        100.00%      $6,469,713         1.36X        8.338%       115.0      69.20%
                      ============================================================================================================


--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                                          WEIGHTED
                                                                                                           AVERAGE     WEIGHTED
                                                  PERCENTAGE OF                               WEIGHTED    REMAINING     AVERAGE
                      NUMBER OF                     AGGREGATE       AVERAGE       WEIGHTED     AVERAGE     TERM TO      CUT-OFF
  RANGE OF             MORTGAGE   CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE     AVERAGE     MORTGAGE     MATURITY    DATE LTV
  MORTGAGE RATES        LOANS        BALANCE        BALANCE         BALANCE         DSCR        RATE        (MOS)        RATIO
 ----------------------------------------------------------------------------------------------------------------------------------
  7.5001 - 7.7500          7      $57,022,848          6.43%      $8,146,121         1.40x      7.680%      113.6        71.56%
  7.7501 - 8.0000         15      128,457,239         14.49        8,563,816         1.41       7.869       118.6        70.39
  8.0001 - 8.2500         28      194,813,600         21.98        6,957,629         1.31       8.127       114.9        70.66
  8.2501 - 8.5000         38      239,255,588         26.99        6,296,200         1.40       8.386       111.2        67.99
  8.5001 - 8.7500         23      133,529,389         15.07        5,805,626         1.32       8.610       118.1        70.05
  8.7501 - 9.0000         13       46,021,763          5.19        3,540,136         1.32       8.866       118.7        67.35
  9.0001 - 9.2500          7       73,636,208          8.31       10,519,458         1.35       9.047       114.5        66.44
  9.2501 - 9.5000          4       11,784,664          1.33        2,946,166         1.35       9.429       118.5        62.33
  9.5001 - 9.6250          2        1,829,355          0.21          914,677         2.26       9.545       113.0        58.15
                         ---     ------------        ------       ----------         ----       -----       -----        -----
 TOTAL/WTD. AVG.         137     $886,350,652        100.00%      $6,469,713         1.36X      8.338%      115.0        69.20%
                    ===============================================================================================================

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (A)
--------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
 RANGE OF REMAINING     NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
 (MOS)                    LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only               1        $14,600,000       1.65%        $14,600,000        1.43x      8.330%       58.0       69.86%
171 - 190                   2          3,170,530       0.36           1,585,265        1.25       8.766       176.8       55.97
251 - 270                   2          6,838,943       0.77           3,419,471        1.31       9.024       118.7       65.37
271 - 290                   1            434,534       0.05             434,534        1.32       9.625       113.0       62.08
291 - 310                  13         97,557,570      11.01           7,504,428        1.63       8.611       113.9       56.72
311 - 330                   1          1,394,821       0.16           1,394,821        2.55       9.520       113.0       56.93
331 - 360                 117        762,354,254      86.01           6,515,848        1.33       8.293       116.0       70.91
                          ---       ------------     ------          ----------        ----       -----       -----       -----
TOTAL/WTD. AVG.           137       $886,350,652     100.00%         $6,469,713        1.36X      8.338%      115.0       69.20%
                      ==============================================================================================================

--------------------------------------------------------------------------------
 (a) 91 loans representing 62.31% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF ORIGINAL TERM TO   MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE     MORTGAGE     MATURITY    DATE LTV
MATURITY (MOS)                LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
60 - 83                         1        $14,600,000         1.65%    $14,600,000        1.43x      8.330%        58.0     69.86%
84 - 120                      130        834,213,877        94.12       6,417,030        1.36       8.348        115.2     69.50
121 - 180                       6         37,536,775         4.23       6,256,129        1.42       8.116        132.2     62.35
                              ---       ------------       ------      ----------        ----       -----        -----      -----
TOTAL/WTD. AVG.               137       $886,350,652       100.00%     $6,469,713        1.36X      8.338%       115.0     69.20%
                         ==========================================================================================================

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED    AVERAGE       TERM TO    CUT-OFF
RANGE OF REMAINING TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE     MORTGAGE     MATURITY    DATE LTV
TO MATURITY (MOS)             LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
51 - 70                         1       $14,600,000         1.65%     $14,600,000       1.43x      8.330%        58.0       69.86%
71 - 90                         1         6,389,543         0.72        6,389,543       1.25       9.150         81.0       74.12
91 - 110                        5        31,888,778         3.60        6,377,756       1.42       7.866        107.9       64.50
111 - 120                     124       795,935,555        89.80        6,418,835       1.36       8.361        115.8       69.67
121 - 130                       4        34,366,245         3.88        8,591,561       1.44       8.056        128.1       62.94
171 - 190                       2         3,170,530         0.36        1,585,265       1.25       8.766        176.8       55.97
                              ---      ------------       ------       ----------       ----       -----        -----       -----
TOTAL/WTD. AVG.               137      $886,350,652       100.00%      $6,469,713       1.36X      8.338%       115.0       69.20%
                           =========================================================================================================

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED    AVERAGE       TERM TO    CUT-OFF
                            MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE     MORTGAGE     MATURITY    DATE LTV
AMORTIZATION TYPE             LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Balloon                       124       $759,109,247       85.64%      $6,121,849        1.33x      8.293%       114.7      70.63%
Hyperamortizing                11        124,070,875       14.00       11,279,170        1.55       8.607        115.3      60.83
Fully Amortizing                2          3,170,530        0.36        1,585,265        1.25       8.766        176.8      55.97
                              ---       ------------      ------       ----------        ----       -----        -----      -----
TOTAL/WTD. AVG.               137       $886,350,652      100.00%      $6,469,713        1.36X      8.338%       115.0      69.20%
                           =========================================================================================================

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
--------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED    AVERAGE       TERM TO    CUT-OFF
                            MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE     MORTGAGE     MATURITY    DATE LTV
PREPAYMENT PROVISION          LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance            135       $884,932,240        99.84%    $6,555,054         1.36x      8.337%       115.0      69.23%
Lockout/Greater YM or 1%        1            983,877         0.11        983,877         1.17       9.000        174.0      52.47
Lockout/Declining Fee           1            434,534         0.05        434,534         1.32       9.625        113.0      62.08
                              ---       ------------       ------     ----------         ----       -----        -----      -----
TOTAL/WTD. AVG.               137       $886,350,652       100.00%    $6,469,713         1.36X      8.338%       115.0      69.20%
                           =========================================================================================================

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              80 LAFAYETTE STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $48,576,876         $48,443,653

% OF POOL BY UPB          5.47%

ORIGINATOR:               GMACCM

NOTE DATE:                October 14, 1999

INTEREST RATE:            8.135%

AMORTIZATION:             30 years

MATURITY DATE:            November 10, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Soft Lockbox in place springing to a
                          Hard Lockbox upon an Event of Default.

MONTHLY RESERVES:         Debt Service - $600,000 upfront;
                          $18,181.82 first 33 months
                          Replacement - $4,350
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Multifamily/Student Housing

LOCATION:                     New York, New York

YEAR BUILT / RENOVATED:       1915 / 1999

THE COLLATERAL:               A 17-story multifamily apartment
                              building located in downtown New
                              York.  There are 261 residential
                              apartments comprising 253,999
                              square feet and 8,150 square feet
                              of first-floor retail.  All the
                              residential units are master
                              leased to New York University for
                              student housing through 2002 with
                              five one-year extension options.

PROPERTY MANAGEMENT:          Coral Realty, LLC

CURRENT OCCUPANCY (10/2/99):  100%

UNDERWRITTEN NET CASH FLOW:   $5,656,662

APPRAISED VALUE:              $73,100,000

APPRAISAL DATE:               August 16, 1999

CUT-OFF DATE LOAN/UNITS:      $185,608

CUT-OFF DATE LTV:             66.27%

BALLOON LTV:                  58.60%

UWNCF DSCR:                   1.29x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  EQUITY INNS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LOAN/PARTICIPATION INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE
      LOANS:              $97,020,000         $96,259,106

      PARTICIPATION:      $48,510,000         $48,129,553
      (% OF LOANS)        (50%)               (50%)

% OF POOL BY UPB:         5.43%

ORIGINATOR:               GMACCM

NOTE DATE:                June 16, 1999

INTEREST RATE:            8.37%

AMORTIZATION:             25 years

ARD DATE:                 July 1, 2009

BORROWER/SPONSOR:         Two single purpose, bankruptcy remote
                          entities affiliated with Equity Inns
                          Inc., a publicly traded real estate
                          investment trust (NYSE: ENN).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

RELEASE PRICE:            After the lockout period, Borrowers
                          may partially defease the Loan to
                          obtain the release of an individual
                          property.  To release a property, the
                          Borrowers must defease 125% of the
                          loan amount originally allocated to
                          the property.  Further, the UWNCF DSCR
                          for the remaining properties must be
                          greater than or equal to 1.90x.

CROSS-COLLATERALIZATION/  Yes/Yes.

DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Hard Lockbox.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Lodging

THE COLLATERAL:               5 AmeriSuites, 3 Homewood Suites,
                              6 Hampton Inns and 5 Residence
                              Inns lodging properties containing
                              a total of 2,453 rooms and located
                              in 13 states. Each of the
                              properties is leased to and
                              managed by an affiliate of either
                              Prime Hospitality Corp. or
                              Interstate Hotels Management, Inc.

SUBSTITUTION:                 The Borrowers may substitute
                              "like-kind" collateral without
                              penalty after the prepayment
                              lockout period.  Substitution is
                              limited to $25 million in
                              collateral value per substitution
                              and $50 million in the aggregate.
                              Any substitution is also subject
                              to maintenance of a minimum LTV of
                              55% and receipt of confirmation
                              from the Rating Agencies that such
                              substitution will not effect the
                              ratings for any Class.

LESSEES:                      Five of the properties are leased
                              by an affiliate of Prime
                              Hospitality Corp., an owner,
                              manager and franchisor of hotels.
                              The Prime affiliate manages each
                              of the five properties.

                              The remaining 14 properties are leased by affiliates of Interstate Hotels Management, Inc., a publicly traded company (NASDAQ: IHCO). The Interstate affiliates manage all but three of the properties, which are managed under contract by a third party.

UNDERWRITTEN NET CASH

FLOW                          $17,808,502 / $8,904,251
LOANS/PARTICIPATION:

APPRAISED VALUE

LOANS/PARTICIPATION:          $196,800,000 / $98,400,000

APPRAISAL DATE:               April 1, 1999

CUT-OFF DATE BALANCE
PER ROOM

LOANS/PARTICIPATION:          $39,242 / $19,621

CUT-OFF DATE LTV:             48.95%

BALLOON LTV:                  40.34%

UWNCF DSCR:                   1.90x

------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  EQUITY INNS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                          COLLATERAL DETAILS
------------------------------------------------------------------------------------------------------------

                                                                ALLOCATED CUT-OFF DATE   ALLOCATED CUT-OFF
      PROPERTY             CITY           STATE       # UNITS    PARTICIPATION AMOUNT    DATE LOAN AMOUNT
------------------------------------------------------------------------------------------------------------
Residence Inn         Portland        Oregon            168         $5,253,473.16         $10,506,946.32
------------------------------------------------------------------------------------------------------------
Residence Inn         Princeton       New Jersey        208         $4,945,904.39          $9,891,808.78
------------------------------------------------------------------------------------------------------------
Homewood Suites       Phoenix         Arizona           124         $3,537,040.95          $7,074,081.90
------------------------------------------------------------------------------------------------------------
Residence Inn         Eagan           Minnesota         120         $3,224,511.38          $6,449,022.76
------------------------------------------------------------------------------------------------------------
Amerisuites           Glen Allen      Virginia          126         $2,683,785.63          $5,367,571.26
------------------------------------------------------------------------------------------------------------
Residence Inn         Tucson          Arizona           128         $2,644,099.33          $5,288,198.66
------------------------------------------------------------------------------------------------------------
Hampton Inn           Memphis         Tennessee         126         $2,356,373.70          $4,712,747.40
------------------------------------------------------------------------------------------------------------
Residence Inn         Tinton Falls    New Jersey        96          $2,331,569.77          $4,663,139.54
------------------------------------------------------------------------------------------------------------
Amerisuites           Columbus        Ohio              126         $2,306,765.83          $4,613,531.66
------------------------------------------------------------------------------------------------------------
Hampton Inn           Northville      Michigan          125         $2,202,589.31          $4,405,178.62
------------------------------------------------------------------------------------------------------------
Hampton Inn           Overland Park   Kansas            134         $2,187,706.95          $4,375,413.90
------------------------------------------------------------------------------------------------------------
Homewood Suites       San Antonio     Texas             123         $2,053,765.71          $4,107,531.42
------------------------------------------------------------------------------------------------------------
Hampton Inn           Morgantown      West Virginia     108         $2,009,118.63          $4,018,237.26
------------------------------------------------------------------------------------------------------------
Amerisuites           Indianapolis    Indiana           126         $1,904,942.11          $3,809,884.22
------------------------------------------------------------------------------------------------------------
Hampton Inn           Kansas City     Missouri          120         $1,795,804.80          $3,591,609.60
------------------------------------------------------------------------------------------------------------
Amerisuites           Overland Park   Kansas            126         $1,780,922.44          $3,561,844.88
------------------------------------------------------------------------------------------------------------
Amerisuites           Memphis         Tennessee         128         $1,716,432.21          $3,432,864.42
------------------------------------------------------------------------------------------------------------
Homewood Suites       Sharonville     Ohio              111         $1,646,981.20          $3,293,962.40
------------------------------------------------------------------------------------------------------------
Hampton Inn           Richardson      Texas             130         $1,547,765.46          $3,095,530.92
------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               FIRST UNION TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $37,000,000         $36,959,753

% OF POOL BY UPB          4.17%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                December 30, 1999

INTEREST RATE:            9.03%

AMORTIZATION:             30 years

ARD DATE:                 January 1, 2010

BORROWER/SPONSOR:         The Borrower is a single purpose, bankruptcy remote
                          entity sponsored by Trammell Crow.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

MEZZANINE LOAN:           There is a $5.8 million fully
                          subordinated mezzanine loan made by
                          First Union that is secured solely by
                          partnership interests in the Borrower.

CASH MANAGEMENT:          Hard Lockbox in place.

MONTHLY RESERVES:         TI/LC - $18,750 ($2.5 million upfront;
                          Cap: $2.725 million; Minimum:

                          $1.9 million)
                          Replacement:  $6,295.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Baltimore, Maryland

YEAR BUILT:                   1985

THE COLLATERAL:               A 19-story, 377,684 square foot
                              office building located in the
                              central business district of
                              Baltimore.  Tenants include First
                              Union (Moody's:  A1/S&P: A+),
                              Price Waterhouse and Salomon Smith
                              Barney (Moody's:  A1/S&P: A).

PROPERTY MANAGEMENT:          TC Mid Atlantic, Inc., an
                              affiliate of the Borrower

CURRENT OCCUPANCY (12/12/99): 88%

UNDERWRITTEN NET CASH FLOW:   $4,792,223

APPRAISED VALUE:              $54,500,000

APPRAISAL DATE:               December 7, 1999

CUT-OFF DATE LOAN/SF:         $97.86

CUT-OFF DATE LTV:             67.82%

ARD BALLOON LTV:              62.15%

UWNCF DSCR:                   1.34x

--------------------------------------------------------------------------------



FIVE LARGEST TENANTS
--------------------
                                           SQUARE         PRECENTAGE OF            DATE OF
TENANT                                 FOOTAGE LEASED  TOTAL LEASEABLE AREA  LEASE EXPIRATION
------------------------------------------------------------------------------------------------
First Union National Bank                103,259              27.34%             09/30/2014
------------------------------------------------------------------------------------------------
Whiteford, Taylor and Preston             78,116              20.68%             01/31/2006
------------------------------------------------------------------------------------------------
Development   Design  Group, Inc. (a)     31,247               8.27%              3/31/2003
------------------------------------------------------------------------------------------------
McGuire, Woods, Battle                    28,758               7.61%              2/28/2009
------------------------------------------------------------------------------------------------
Credit  Suisse  First  Boston Corp. (a)   19,455               5.15%             11/30/2005
------------------------------------------------------------------------------------------------

(a) Both Development Design Group, Inc. and Credit Suisse First Boston Corp. sublease their space from First Union National Bank. In total, First Union National Bank master leases 73,691 SF (19.5% of GLA) that is subleased to seven tenants.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              WORLD SAVINGS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $29,500,000         $29,425,174

% OF POOL BY UPB          3.32%

ORIGINATOR:               Archon Financial, L.P.

NOTE DATE:                October 4, 1999

INTEREST RATE:            7.91%

AMORTIZATION:             30 years

MATURITY DATE:            November 1, 2010

BORROWER/SPONSOR:         Prentiss Properties Acquisition
                          Partnership, the primary operating
                          entity of Prentiss Properties Trust, a
                          publicly traded real estate investment
                          trust (NYSE: PP).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          Hard Lockbox in place.

MONTHLY RESERVES          TI/LC $2,083 ($25,000 in year one
                          increasing by $25,000 annually to a
                          cap of $200,000)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Oakland, California

YEAR BUILT:                   1986

THE COLLATERAL:               A 17-story 270,485 square foot
                              office building with a 3-level
                              subterranean parking garage
                              located in downtown Oakland.  The
                              two largest tenants are World
                              Savings and Loan (Moody's:  A1/
                              S&P: A+) and Burnham & Brown.

PROPERTY MANAGEMENT:          An affiliate of the borrower

CURRENT OCCUPANCY (12/31/99): 100%

UNDERWRITTEN NET CASH FLOW:   $3,783,774

APPRAISED VALUE:              $47,500,000

APPRAISAL DATE:               September 1, 1999

CUT-OFF DATE LOAN/SF:         $108.79

CUT-OFF DATE LTV:             61.95%

BALLOON LTV:                  54.41%

UWNCF DSCR:                   1.47x

--------------------------------------------------------------------------------


FIVE LARGEST TENANTS
--------------------

                                  SQUARE         PRECENTAGE OF                DATE OF
TENANT                         FOOTAGE LEASED  TOTAL LEASEABLE AREA      LEASE EXPIRATION
------------------------------------------------------------------------------------------------
World Savings & Loan              147,517               54.54%               12/31/2007
------------------------------------------------------------------------------------------------
Burnham & Brown                    48,891               18.08%               12/14/2004
------------------------------------------------------------------------------------------------
Carol Williams                     14,207                5.25%               01/31/2003
------------------------------------------------------------------------------------------------
Robbins, Plamer, Allen             13,907                5.14%               07/31/2003
------------------------------------------------------------------------------------------------
Lawrence Johnson                   11,707                4.33%               04/21/2002
------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             FREEMAN WEBB PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $28,500,000         $28,500,000

% OF POOL BY UPB          3.22%

ORGINATOR:                GMACCM

NOTE DATE:                October 1, 1999

INTEREST RATE:            7.73%

AMORTIZATION:             30 Years (24-month Interest only, then
                          Amortizing)

MATURITY DATE:            October 10, 2009

BORROWER/SPONSOR:         The Borrower is a single purpose,
                          bankruptcy remote entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

CASH MANAGEMENT:          None

MONTHLY RESERVES:         Replacement: $14,816

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:       Portfolio

PROPERTY TYPE:                Multifamily

LOCATION:                     Nashville, Knoxville & Madison, TN

YEAR BUILT / RENOVATED:       1972 to 1983 / 1997 to 1999

THE COLLATERAL:               Three multifamily complexes;
                              British Woods Apartments consists
                              of 263 units in 22 garden-style
                              apartment buildings.  Windovar
                              Apartments consists of 271 units
                              contained within 23 two, three and
                              four-story buildings.  Highland
                              Ridge Apartments consists of 280
                              units in 17 garden-style apartment
                              buildings.

PROPERTY MANAGEMENT:          Freeman Webb Company Realtors

OCCUPANCY (7/31/99):          94%

UNDERWRITTEN NET CASH FLOW:   $2,964,503

APPRAISED VALUE:              $36,310,000

APPRAISAL DATE:               August 9, 1999

CUT-OFF DATE LOAN/UNITS:      $35,012.29

CUT-OFF DATE LTV:             78.49%

BALLOON LTV:                  71.26%

UWNCF DSCR:                   1.20x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.